Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Data

First Quarter 2018

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 2100                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	9
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	10
Calculation of Funds from Operations (FFO) and Normalized FFO	11
Debt Summary	12
Debt Maturity Schedule	13
Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
Acquisitions and Dispositions	15

Portfolio Information
Property Detail	16
Leasing Summary	17
Same Property Leasing Summary	18
Capital Summary - Expenditures & Same Property Leasing Commitments	19
Tenants Representing 1.5% or More of Annualized Rental Revenue	20
Same Property Lease Expiration Schedule	21
Disposed Property Detail	22

Additional Support
Common & Potential Common Shares	23
Definitions	24

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures

We intend to use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
13	6,344	88.6%	83.5%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa2	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman (Lead Independent Trustee)	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
OPERATING INFORMATION
Ending property count (1)	13	16	20	21	28
Ending square footage (1)(2)	6,344	8,706	11,031	11,651	14,593
Percent leased (1)	88.6%	91.9%	88.3%	88.4%	89.0%
Percent commenced (1)	83.5%	89.2%	85.5%	86.3%	86.3%
Net income (loss) attributable to EQC common shareholders	185,602	(23,558)	31,215	(7,806)	21,817
Adjusted EBITDAre (3)	31,417	37,309	41,325	48,374	50,758
SAME PROPERTY OPERATING INFORMATION
Ending square footage (1)	6,344	6,343	6,343	6,324	6,324
Percent leased	88.6%	89.2%	88.7%	87.5%	87.2%
Percent commenced	83.5%	85.4%	85.2%	84.8%	83.5%
Same Property NOI (3)	26,056	26,798	27,525	27,018	26,609
Same Property Cash Basis NOI (3)	24,143	24,953	24,241	22,918	23,141
Same Property NOI margin	59.0%	61.0%	61.3%	61.6%	60.2%
Same Property Cash Basis NOI margin	57.2%	59.3%	58.3%	57.6%	56.8%
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding - basic (5)	121,457	124,218	124,089	124,089	124,064
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (4)	1,377	673	1,085	1,191	1,165
Dilutive Series D Convertible Preferred Shares outstanding (5)	2,363	—	—	—	—
Preferred Stock Outstanding (6)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (5)	123,867	124,293	124,089	124,067	124,047
Diluted (5)	127,097	124,293	125,175	124,067	125,150
BALANCE SHEET
Total assets	$4,137,306	$4,236,945	$4,260,289	$4,491,116	$4,518,756
Total liabilities	735,827	936,450	935,590	1,204,655	1,232,231
ENTERPRISE VALUE
Total debt (book value) (7)	$678,527	$848,578	$850,576	$1,100,355	$1,141,628
Less: Cash and cash equivalents	(2,837,671)	(2,351,693)	(2,233,077)	(1,967,549)	(1,888,537)
Plus: Market value of preferred shares (at end of period)	127,746	129,462	130,892	127,992	125,632
Plus: Market value of diluted common shares (at end of period)	3,767,312	3,810,414	3,805,309	3,958,870	3,909,662
Total enterprise value	$1,735,914	$2,436,761	$2,553,700	$3,219,668	$3,288,385
RATIOS
Net debt / enterprise value	(124.4)%	(61.7)%	(54.1)%	(26.9)%	(22.7)%
Net debt / annualized adjusted EBITDAre (3)	(17.2)x	(10.1)x	(8.4)x	(4.5)x	(3.7)x
Adjusted EBITDAre (3) / interest expense	3.1x	3.5x	3.6x	3.3x	3.4x

(1)	Excludes properties classified as held for sale and land parcels.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure, herein.
(4)
Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.

(5)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.
(6)
As of March 31, 2018, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. The series D preferred shares are dilutive for GAAP EPS for the three months ended March 31, 2018, and are anti-dilutive for GAAP EPS for all other periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(7)	On May 4, 2018, the company repaid at par its $400 million unsecured floating rate term loans due in 2020 and 2022.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	March 31, 2018	December 31, 2017
ASSETS
Real estate properties:
Land	$146,700	$191,775
Buildings and improvements	1,100,524	1,555,836
	1,247,224	1,747,611
Accumulated depreciation	(379,862)	(450,718)
	867,362	1,296,893
Assets held for sale	38,882	97,688
Acquired real estate leases, net	3,621	23,847
Cash and cash equivalents	2,837,671	2,351,693
Marketable securities	247,879	276,928
Restricted cash	6,995	8,897
Rents receivable, net of allowance for doubtful accounts of $5,137 and $4,771, respectively	55,910	93,436
Other assets, net	78,986	87,563
Total assets	$4,137,306	$4,236,945

LIABILITIES AND EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	646,246	815,984
Mortgage notes payable, net	32,281	32,594
Liabilities related to properties held for sale	1,153	1,840
Accounts payable and accrued expenses	42,007	69,220
Assumed real estate lease obligations, net	503	1,001
Rent collected in advance	9,225	11,076
Security deposits	4,412	4,735
Total liabilities	$735,827	$936,450

Shareholders' equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 121,457,073 and 124,217,616 shares issued and outstanding, respectively	1,214	1,242
Additional paid in capital	4,295,772	4,380,313
Cumulative net income	2,785,760	2,596,259
Cumulative other comprehensive loss	(2,106)	(95)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(687,745)	(685,748)
Total shareholders’ equity	3,400,290	3,299,366
Noncontrolling interest	1,189	1,129
Total equity	$3,401,479	$3,300,495
Total liabilities and equity	$4,137,306	$4,236,945

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	March 31, 2018	December 31, 2017
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$50,096	$87,190
Accounts receivable, net of allowance for doubtful accounts	5,814	6,246
Rents receivable, net of allowance for doubtful accounts	$55,910	$93,436

Capitalized lease incentives, net	$5,788	$6,508
Deferred financing fees, net	1,346	1,749
Deferred leasing costs, net	45,945	63,539
Other	25,907	15,767
Other assets, net	$78,986	$87,563

Accounts payable	$4,475	$5,175
Accrued interest	2,200	7,517
Accrued taxes	12,586	28,015
Accrued capital expenditures	7,271	7,168
Accrued leasing costs	2,754	3,630
Other accrued liabilities	12,721	17,715
Accounts payable and accrued expenses	$42,007	$69,220

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2018	2017
Revenues:
Rental income	$43,549	$80,205
Tenant reimbursements and other income	15,039	19,346
Total revenues	$58,588	$99,551

Expenses:
Operating expenses	$24,599	$41,087
Depreciation and amortization	13,903	26,915
General and administrative	13,339	12,078
Loss on asset impairment	12,087	1,286
Total expenses	$63,928	$81,366

Operating (loss) income	$(5,340)	$18,185

Interest and other income, net	5,780	4,372
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $801 and $713, respectively)	(10,115)	(15,014)
Loss on early extinguishment of debt	(4,867)	—
Gain on sale of properties, net	205,211	16,454
Income before income taxes	190,669	23,997
Income tax expense	(3,007)	(175)
Net income	$187,662	$23,822
Net income attributable to noncontrolling interest	(63)	(8)
Net income attributable to Equity Commonwealth	$187,599	$23,814
Preferred distributions	(1,997)	(1,997)
Net income attributable to Equity Commonwealth common shareholders	$185,602	$21,817

Weighted average common shares outstanding — basic (1)	123,867	124,047
Weighted average common shares outstanding — diluted (1)	127,097	125,150

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$1.50	$0.18
Diluted	$1.48	$0.17

(1)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$43,549	$54,672	$61,091	$74,352	$80,205
Tenant reimbursements and other income	15,039	16,951	16,707	17,247	19,346
Operating expenses	(24,599)	(30,674)	(32,380)	(37,284)	(41,087)
NOI	$33,989	$40,949	$45,418	$54,315	$58,464
Straight line rent adjustments	(1,528)	(1,938)	(3,557)	(4,543)	(4,387)
Lease value amortization	98	295	388	518	573
Lease termination fees	(965)	(942)	(1,477)	(814)	(1,711)
Cash Basis NOI	$31,594	$38,364	$40,772	$49,476	$52,939
Cash Basis NOI from non-same properties (1)	(7,451)	(13,411)	(16,531)	(26,558)	(29,798)
Same Property Cash Basis NOI	$24,143	$24,953	$24,241	$22,918	$23,141
Non-cash rental income and lease termination fees from same properties	1,913	1,845	3,284	4,100	3,468
Same Property NOI	$26,056	$26,798	$27,525	$27,018	$26,609

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$26,056	$26,798	$27,525	$27,018	$26,609
Non-cash rental income and lease termination fees from same properties	(1,913)	(1,845)	(3,284)	(4,100)	(3,468)
Same Property Cash Basis NOI	$24,143	$24,953	$24,241	$22,918	$23,141
Cash Basis NOI from non-same properties (1)	7,451	13,411	16,531	26,558	29,798
Cash Basis NOI	$31,594	$38,364	$40,772	$49,476	$52,939
Straight line rent adjustments	1,528	1,938	3,557	4,543	4,387
Lease value amortization	(98)	(295)	(388)	(518)	(573)
Lease termination fees	965	942	1,477	814	1,711
NOI	$33,989	$40,949	$45,418	$54,315	$58,464
Depreciation and amortization	(13,903)	(18,738)	(21,133)	(23,922)	(26,915)
General and administrative	(13,339)	(12,033)	(11,689)	(11,960)	(12,078)
Loss on asset impairment	(12,087)	—	—	(18,428)	(1,286)
Operating (Loss) Income	$(5,340)	$10,178	$12,596	$5	$18,185

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale and land parcels.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended March 31,
	2018	2017	% Change
Properties	13	13
Square Feet (1)	6,344	6,324
% Leased	88.6%	87.2%	1.4%
% Commenced	83.5%	83.5%	0.0%

Rental income	$30,488	$28,506	7.0%
Tenant reimbursements and other income	11,749	12,259	(4.2)%
Straight line rent adjustment	1,333	3,435
Lease value amortization	20	(69)
Lease termination fees	560	102
Total revenue	44,150	44,233	(0.2)%
Operating expenses	(18,094)	(17,624)	2.7%
NOI	$26,056	$26,609	(2.1)%
NOI Margin	59.0%	60.2%

Straight line rent adjustment	$(1,333)	$(3,435)
Lease value amortization	(20)	69
Lease termination fees	(560)	(102)
Cash Basis NOI	$24,143	$23,141	4.3%
Cash Basis NOI Margin	57.2%	56.8%

(1)	The change in total square footage results from remeasurement.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(amounts in thousands)

	For the Three Months Ended
	March 31,
	2018	2017
Net income	$187,662	$23,822
Interest expense	10,115	15,014
Income tax expense	3,007	175
Depreciation and amortization	13,903	26,915
EBITDA	$214,687	$65,926
Loss on asset impairment	12,087	1,286
Gain on sale of properties, net	(205,211)	(16,454)
EBITDAre	$21,563	$50,758
Loss on early extinguishment of debt	4,867	—
Loss on sale of securities	4,987	—
Adjusted EBITDAre	$31,417	$50,758

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2018	2017
Calculation of FFO
Net income	$187,662	$23,822
Real estate depreciation and amortization	13,603	26,616
Loss on asset impairment	12,087	1,286
Gain on sale of properties, net	(205,211)	(16,454)
FFO attributable to Equity Commonwealth	8,141	35,270
Preferred distributions	(1,997)	(1,997)
FFO attributable to EQC common shareholders and unitholders	$6,144	$33,273

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$6,144	$33,273
Lease value amortization	98	573
Straight line rent adjustments	(1,528)	(4,387)
Loss on early extinguishment of debt	4,867	—
Income taxes related to gains on property sales	2,969	—
Loss on sale of securities	4,987	—
Normalized FFO attributable to EQC common shareholders and unitholders	$17,537	$29,459

Weighted average common shares and units outstanding -- basic (1)	123,910	124,076
Weighted average common shares and units outstanding -- diluted (1)	124,734	125,150
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic & diluted	$0.05	$0.27
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic & diluted	$0.14	$0.24

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended March 31, 2018 include 43 and 29 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

DEBT SUMMARY
As of March 31, 2018
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 105 bps) (1)	2.93%	$—	1/28/2019	Open	$—	0.8
Term loan (LIBOR + 115 bps) (2)	3.03%	200,000	1/28/2020	Open	200,000	1.8
Term loan (LIBOR + 155 bps) (2)	3.43%	200,000	1/28/2022	Open	200,000	3.8
Total / weighted average unsecured floating rate debt	3.23%	$400,000			$400,000	2.8

Unsecured Fixed Rate Debt:
5.875% Senior Unsecured Notes Due 2020	5.88%	$250,000	9/15/2020	3/15/2020	$250,000	2.5
Total / weighted average unsecured fixed rate debt	5.88%	$250,000			$250,000	2.5

Secured Debt:
Secured Fixed Rate Debt:
206 East 9th Street	5.69%	$26,400	1/5/2021	7/5/2020	$24,836	2.8
97 Newberry Road	5.71%	5,275	3/1/2026	None	—	7.9
Total / weighted average secured fixed rate debt	5.69%	$31,675			$24,836	3.6

Total / weighted average (3)	4.32%	$681,675			$674,836	2.7

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of March 31, 2018. The interest rate presented is as of March 31, 2018, and equals LIBOR plus 1.05%. We also pay a 20 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
On May 4, 2018, the company repaid at par its $400,000 unsecured floating rate term loans due in 2020 and 2022. The interest rate presented is as of March 31, 2018, and equals LIBOR plus 1.15% for the term loan maturing on January 28, 2020, and LIBOR plus 1.55% for the term loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into a $400,000 interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)
Total debt outstanding as of March 31, 2018, including net unamortized premiums, discounts, and deferred financing fees was $678,527. Net unamortized deferred financing fees related to our revolving credit facility of $1,346 are included in other assets, net on our condensed consolidated balance sheet as of March 31, 2018.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Principal Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total		Weighted Average Interest Rate

2018	$—		$—	$798	$798		5.7%
2019	—		—	1,126	1,126		5.7%
2020	200,000	(1)	250,000	1,189	451,189		4.6%
2021	—		—	25,463	25,463		5.7%
2022	200,000	(1)	—	663	200,663		3.4%
2023	—		—	702	702		5.7%
2024	—		—	743	743		5.7%
2025	—		—	787	787		5.7%
2026	—		—	204	204		5.7%
2027	—		—	—	—		—%
Thereafter	—		—	—	—		—%
Total	$400,000		$250,000	$31,675	$681,675	(2)	4.3%

Percent	58.7%		36.7%	4.6%	100.0%

(1)
On May 4, 2018, the company repaid at par its $400,000 unsecured floating rate term loans due in 2020 and 2022. The interest rate presented is as of March 31, 2018, and equals LIBOR plus 1.15% for the term loan maturing on January 28, 2020, and LIBOR plus 1.55% for the term loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into a $400,000 interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(2)
Total debt outstanding as of March 31, 2018, including net unamortized premiums, discounts, and deferred financing fees was $678,527. Net unamortized deferred financing fees related to our revolving credit facility of $1,346 are included in other assets, net on our condensed consolidated balance sheet as of March 31, 2018.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Leverage Ratios
Total debt / total assets	16.4%	20.0%	20.0%	24.5%	25.3%
Total debt / total market capitalization	14.8%	17.7%	17.8%	21.2%	22.1%
Total debt + preferred stock / total market capitalization	17.6%	20.4%	20.5%	23.7%	24.5%
Total debt / annualized adjusted EBITDAre (1)	5.4x	5.7x	5.1x	5.7x	5.6x
Total debt + preferred stock / annualized adjusted EBITDAre (1)	6.4x	6.6x	5.9x	6.3x	6.2x
Net debt / enterprise value	(124.4)%	(61.7)%	(54.1)%	(26.9)%	(22.7)%
Net debt + preferred stock / enterprise value	(117.0)%	(56.4)%	(49.0)%	(23.0)%	(18.9)%
Net debt / annualized adjusted EBITDAre (1)	(17.2)x	(10.1)x	(8.4)x	(4.5)x	(3.7)x
Net debt + preferred stock / annualized adjusted EBITDAre (1)	(16.2)x	(9.2)x	(7.6)x	(3.8)x	(3.1)x
Secured debt / total assets	0.8%	0.8%	0.8%	0.8%	1.7%
Variable rate debt (2) / total debt	59.0%	47.1%	47.0%	36.4%	35.0%
Variable rate debt (2) / total assets	9.7%	9.4%	9.4%	8.9%	8.9%

Coverage Ratios
Adjusted EBITDAre / interest expense (1)	3.1x	3.5x	3.6x	3.3x	3.4x
Adjusted EBITDAre / interest expense + preferred distributions (1)	2.6x	2.9x	3.1x	2.9x	3.0x

Public Debt Covenants
Debt / adjusted total assets (3) (maximum 60%)	15.2%	18.2%	18.0%	22.1%	22.3%
Secured debt / adjusted total assets (3) (maximum 40%)	0.7%	0.7%	0.7%	0.7%	1.5%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.8x	3.3x	3.5x	3.1x	3.2x
Total unencumbered assets (3) / unsecured debt (minimum 150% / 200%)	680.7%	553.0%	567.1%	459.7%	468.3%

(1)	Refer to the calculation of EBITDA, EBITDAre and Adjusted EBITDAre for a reconciliation of these measures to Net income.
(2)	We entered into a $400.0 million interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.
(3)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price	Net Book Value (1)	Annualized Rental Revenue (1)
1600 Market Street	Philadelphia	PA	1	825,968	84.7%	$160,000	$76,066	$19,219
600 West Chicago Avenue (2)	Chicago	IL	1	1,561,477	99.2%	510,000	343,111	53,193
5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	115,186	52,323	7,601
Total Q1 Dispositions			3	2,635,938	94.7%	$785,186	$471,500	$80,013

The dispositions above resulted in a gain on sale of properties of $205.2 million for the three months ended March 31, 2018.

(1)	As of the quarter-ended preceding each sale.
(2)	Proceeds from the sale of 600 West Chicago Avenue were approximately $488 million after credits for capital, contractual lease costs, and rent abatement.

PROPERTY DETAIL(1)
As of March 31, 2018
(sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio
Property		City, State	Type	No. of Buildings	Square Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	1735 Market Street	Philadelphia, PA	Office	1	1,286,936	82.8%	70.1%	$31,586	$317,132	$189,151	1998	1990
2	333 108th Avenue NE	Bellevue, WA	Office	1	440,565	100.0%	100.0%	21,458	153,527	123,137	2009	2008
3	1225 Seventeenth Street	Denver, CO	Office	1	695,221	84.8%	80.3%	21,125	159,314	126,997	2009	1982
4	8750 Bryn Mawr Avenue	Chicago, IL	Office	2	636,078	95.0%	76.1%	15,120	104,069	85,826	2010	2005
5	Bridgepoint Square	Austin, TX	Office	5	440,007	88.0%	87.5%	13,733	95,533	52,242	1997	1995
6	Research Park	Austin, TX	Flex	4	1,110,007	98.0%	98.0%	12,040	94,745	59,131	1998	1976
7	109 Brookline Avenue	Boston, MA	Office	1	285,556	94.6%	94.6%	11,012	47,560	26,726	1995	1915
8	600 108th Avenue NE	Bellevue, WA	Office	1	256,830	97.7%	94.3%	8,806	51,305	35,317	2004	2012
9	1250 H Street, NW	Washington, D.C.	Office	1	196,490	84.9%	84.9%	8,714	74,277	42,951	1998	1992
10	Georgetown-Green and Harris Buildings	Washington, D.C.	Office	2	240,475	100.0%	100.0%	6,710	60,023	52,297	2009	2006
11	206 East 9th Street	Austin, TX	Office	1	175,510	63.6%	63.6%	5,604	50,523	44,028	2012	1984
12	777 East Eisenhower Parkway	Ann Arbor, MI	Office	1	290,530	39.8%	39.8%	2,958	27,813	21,719	2010	2006
13	97 Newberry Road	East Windsor, CT	Industrial	1	289,386	100.0%	100.0%	1,923	11,403	7,840	2006	1989
	Total Same Properties			22	6,343,591	88.6%	83.5%	$160,789	$1,247,224	$867,362	2003	1988

	Same Property NOI & Cash Basis NOI Composition			Q1 2018 NOI	% of NOI	Q1 2018 Cash Basis NOI	% of Cash Basis NOI
	Top 5 Properties			$15,421	59.2%	$14,198	58.8%
	All other properties (8 properties)			10,635	40.8%	9,945	41.2%
	Total (13 properties)			$26,056	100.0%	$24,143	100.0%

Properties Held for Sale
Property		City, State	Type	No. of Buildings	Square Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
14	1601 Dry Creek Drive	Longmont, CO	Office	1	552,865	100.0%	100.0%	9,115	35,479	24,786	2004	1982

	Total Portfolio			23	6,896,456	89.5%	84.8%	$169,904	$1,282,703	$892,148	2003	1988

(1)	Excludes properties disposed prior to April 1, 2018.
(2)	Weighted based on square feet.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Properties (1)	13	16	20	21	28
Total square feet (1)(2)	6,344	8,706	11,031	11,651	14,593
Percentage leased	88.6%	91.9%	88.3%	88.4%	89.0%
Percentage commenced	83.5%	89.2%	85.5%	86.3%	86.3%

Total Leases
Square feet	117	248	273	448	331
Lease term (years)	7.8	11.5	7.5	6.8	11.8
Starting cash rent	$36.29	$33.36	$33.49	$32.18	$32.69
Percent change in cash rent (3)	2.8%	6.8%	2.3%	10.7%	(4.9)%
Percent change in GAAP rent (3)	10.8%	19.0%	7.8%	17.6%	21.6%
Total TI & LC per square foot (4)	$59.23	$36.91	$40.37	$33.84	$28.88
Total TI & LC per sq. ft. per year of lease term (4)	$7.56	$3.20	$5.35	$4.94	$2.44

Renewal Leases
Square feet	71	171	81	252	264
Lease term (years)	7.2	13.4	4.0	7.7	13.0
Starting cash rent	$36.93	$33.06	$35.52	$33.07	$31.68
Percent change in cash rent (3)	1.7%	6.2%	3.7%	11.2%	(7.2)%
Percent change in GAAP rent (3)	9.5%	20.7%	10.9%	14.7%	22.8%
Total TI & LC per square foot (4)	$55.07	$33.67	$18.00	$31.56	$25.58
Total TI & LC per sq. ft. per year of lease term (4)	$7.61	$2.52	$4.51	$4.10	$1.97

New Leases
Square feet	46	77	192	196	67
Lease term (years)	8.7	7.5	9.0	5.7	7.4
Starting cash rent	$35.34	$34.02	$32.63	$31.03	$36.74
Percent change in cash rent (3)	6.7%	9.0%	1.5%	9.9%	8.4%
Percent change in GAAP rent (3)	15.3%	13.4%	6.4%	22.0%	15.8%
Total TI & LC per square foot (4)	$65.55	$44.06	$49.75	$36.76	$42.02
Total TI & LC per sq. ft. per year of lease term (4)	$7.49	$5.88	$5.51	$6.39	$5.70

The above leasing summary is based on leases executed during the periods indicated, and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale.

(1)	Excludes properties classified as held for sale and land parcels.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Properties	13	13	13	13	13
Total square feet (1)	6,344	6,343	6,343	6,324	6,324
Percentage leased	88.6%	89.2%	88.7%	87.5%	87.2%
Percentage commenced	83.5%	85.4%	85.2%	84.8%	83.5%

Total Leases
Square feet	117	248	205	150	72
Lease term (years)	7.8	11.5	7.3	6.0	6.7
Starting cash rent	$36.29	$33.36	$36.33	$44.53	$44.50
Percent change in cash rent (2)	2.8%	6.8%	5.6%	10.6%	6.1%
Percent change in GAAP rent (2)	10.8%	19.0%	10.1%	13.3%	13.8%
Total TI & LC per square foot (3)	$59.23	$36.91	$43.27	$47.00	$37.24
Total TI & LC per sq. ft. per year of lease term (3)	$7.56	$3.20	$5.96	$7.79	$5.54

Renewal Leases
Square feet	71	171	52	93	20
Lease term (years)	7.2	13.4	4.0	4.2	4.7
Starting cash rent	$36.93	$33.06	$42.49	$47.31	$51.74
Percent change in cash rent (2)	1.7%	6.2%	5.5%	7.8%	2.7%
Percent change in GAAP rent (2)	9.5%	20.7%	9.7%	8.2%	10.7%
Total TI & LC per square foot (3)	$55.07	$33.67	$19.95	$24.58	$15.93
Total TI & LC per sq. ft. per year of lease term (3)	$7.61	$2.52	$5.00	$5.84	$3.39

New Leases
Square feet	46	77	153	57	51
Lease term (years)	8.7	7.5	8.4	9.0	7.5
Starting cash rent	$35.34	$34.02	$34.25	$40.03	$41.60
Percent change in cash rent (2)	6.7%	9.0%	5.7%	16.8%	8.4%
Percent change in GAAP rent (2)	15.3%	13.4%	10.3%	24.6%	15.8%
Total TI & LC per square foot (3)	$65.55	$44.06	$51.14	$83.27	$45.78
Total TI & LC per sq. ft. per year of lease term (3)	$7.49	$5.88	$6.11	$9.27	$6.08

The above leasing summary is based on leases executed during the periods indicated.

(1)	Changes in total square footage result from remeasurement.
(2)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Tenant improvements	$10,907	$6,410	$3,015	$10,309	$9,427
Leasing costs	2,842	3,408	3,070	4,978	4,617
Building improvements (1)	1,951	5,311	8,469	7,315	4,785
Total capital expenditures	$15,700	$15,129	$14,554	$22,602	$18,829

Average square feet during period (2)	8,214	10,282	12,722	14,818	15,639

Building improvements per average total sq. ft. during period	$0.24	$0.52	$0.67	$0.49	$0.31

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS (3)	March 31, 2018
	New Leases	Renewal Leases	Total
Square feet leased during the period	46	71	117
Total TI & LC (4)	$3,015	$3,910	$6,925
Total TI & LC per square foot (4)	$65.55	$55.07	$59.23
Weighted average lease term by square foot (years)	8.7	7.2	7.8
Total TI & LC per sq. ft. per year of lease term (4)	$7.49	$7.61	$7.56

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Excludes properties classified as held for sale.
(4)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of March 31, 2018
(square feet in thousands)

	Tenant (1)	Square Feet (2)	% of Total Sq. Ft. (2)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.	427	7.6%	13.0%	1.8
2	Flex Ltd. (formerly known as Flextronics International Ltd.)	1,051	18.7%	6.8%	11.8
3	Ballard Spahr LLP	219	3.9%	5.3%	11.9
4	Georgetown University (3)	240	4.3%	4.2%	1.5
5	Beth Israel Deaconess Medical Center, Inc.	117	2.1%	2.3%	5.3
6	Dana-Farber Cancer Institute, Inc.	77	1.4%	2.2%	6.7
7	BT Americas, Inc.	59	1.0%	1.8%	1.3
8	Alcan Corporation	85	1.5%	1.8%	5.0
9	Statoil Oil & Gas LP (4)	83	1.5%	1.8%	1.0
10	KPMG, LLP	66	1.2%	1.6%	4.9
11	Aberdeen Asset Management, Inc.	58	1.0%	1.5%	1.5
	Total	2,482	44.2%	42.3%	7.3

(1)	Excludes tenants in properties classified as held for sale.
(2)
Square footage as of March 31, 2018 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(3)
Georgetown University's leased space includes 111,600 square feet that are sublet to another tenant. During the fourth quarter of 2017, the other tenant committed to lease this space through September 30, 2037.

(4)	During the second quarter of 2018, Statoil Oil & Gas LP renewed approximately 80,000 square feet through December 31, 2023.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of March 31, 2018
(dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2018	26	175	3.1%	3.1%	$6,824	4.2%	4.2%
2019	50	643	11.4%	14.5%	23,050	14.3%	18.5%
2020	38	885	15.7%	30.2%	30,889	19.2%	37.7%
2021	38	256	4.6%	34.8%	8,819	5.5%	43.2%
2022	32	406	7.2%	42.0%	13,894	8.6%	51.8%
2023	35	456	8.1%	50.1%	15,441	9.6%	61.4%
2024	9	142	2.5%	52.6%	4,820	3.0%	64.4%
2025	12	205	3.6%	56.2%	7,633	4.7%	69.1%
2026	8	134	2.4%	58.6%	4,839	3.0%	72.1%
2027	11	189	3.4%	62.0%	7,479	4.7%	76.8%
Thereafter	32	2,130	38.0%	100.0%	37,101	23.2%	100.0%
Total	291	5,621	100.0%		$160,789	100.0%
Weighted average remaining
lease term (in years)		7.0			5.7

(1)
Square footage as of March 31, 2018 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	1600 Market Street	Philadelphia	PA	1	825,968	84.7%	$19,219	$138,130	$76,066	1998	1983

2	600 West Chicago Avenue	Chicago	IL	2	1,561,477	99.2%	53,193	401,062	343,111	2011	2001
3	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,601	63,610	52,323	2010	2007
Total Q1 2018 Dispositions				4	2,635,938	94.7%	$80,013	$602,802	$471,500	2007	1996

(1)	Statistics for disposed properties are presented as of the quarter-ended preceding each sale.
(2)	Weighted based on square feet.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	Three Months Ended
	March 31,
Weighted Average Share Calculation - GAAP EPS	2018	2017
Weighted average EQC common shares outstanding	122,605	123,140
Weighted average restricted shares outstanding (1)	1,262	907
Weighted average common shares outstanding - basic	123,867	124,047
Weighted average Series D preferred shares convertible to common shares	2,363	—
Weighted average Operating Partnership Units outstanding	1	—
Weighted average dilutive RSUs and LTIP Units (2)	866	1,103
Weighted average common shares outstanding - diluted	127,097	125,150

	Three Months Ended
	March 31,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2018	2017
Weighted average EQC common shares outstanding	122,605	123,140
Weighted average Operating Partnership Units outstanding	1	—
Weighted average restricted shares outstanding (1)	1,262	907
Weighted average time-based LTIP Units (2)(3)	42	29
Weighted average common shares and units outstanding - basic	123,910	124,076
Weighted average dilutive RSUs and market-based LTIP Units (2)	824	1,074
Weighted average common shares and units outstanding - diluted	124,734	125,150

Rollforward of Share Count to March 31, 2018	Series D Preferred Shares(4)	EQC Common Shares(5)
Outstanding on December 31, 2017	4,915	124,218
Repurchase of common shares		(2,970)
Issuance of restricted shares and shares earned from RSUs, net (6)	—	209
Outstanding on March 31, 2018	4,915	121,457
Series D preferred shares convertible into common shares on March 31, 2018 (4)		2,363
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on March 31, 2018 (2)		1,377
Potential common shares as measured on March 31, 2018		125,197

(1)	Weighted average restricted shares outstanding for the three months ended March 31, 2018 and 2017 includes 307 and 0 unvested, earned RSUs, respectively.
(2)	As of March 31, 2018, we had granted RSUs and LTIP Units to certain employees, officers, and trustees. RSUs and LTIP Units contain service and market-based vesting components.
(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended March 31, 2018 and 2017 include 43 and 29 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(4)
As of March 31, 2018, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. The series D preferred shares are dilutive for GAAP EPS for the three months ended March 31, 2018. They are anti-dilutive for GAAP EPS for the three months ended March 31, 2017, and FFO per common share and Normalized FFO per common share for all periods presented.

(5)	EQC common shares include unvested restricted shares and unvested earned RSUs.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax witholding obligations.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2018, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate Annualized Rental Revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The Annualized Rental Revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized Rental Revenue is a forward-looking non-GAAP measure. Annualized Rental Revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre, and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense, and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre, and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities. We believe that EBITDA, EBITDAre, and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre, and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Annualized Adjusted EBITDAre
Annualized Adjusted EBITDAre is Adjusted EBITDAre for the three months ended March 31, 2018 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by NAREIT. NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities.

DEFINITIONS

We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs primarily consist of leasing commissions (LCs) and related legal expenses.
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers, or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate operations including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2017 through March 31, 2018. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2017 through March 31, 2018. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Percentage Commenced
Percentage commenced includes space subject to leases that have commenced, whether or not the tenant is in a free rent period.

DEFINITIONS

Percentage Leased
Percentage leased includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2017 through March 31, 2018. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.